FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  June 9, 1997


                        CENTURY PARK PICTURES CORPORATION
             (Exact name of registrant as specified in its charter)



        Minnesota                     0-14273                    41-1458152
(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)


                 4701 IDS Center, Minneapolis, Minnesota, 55402
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (612) 333-5100




Item 4. Changes in Registrant's Certified Accountant. On May 21, 1997, ( See attached Exhibit 4) Blanski Peter Kronlage & Zoch, P.A. presented its proposal for the audit of the Company as of September 30, 1996. The engagement of Blanski Peter Kronlage & Zoch, P.A. was approved by the Company's Board of Directors on June 9, 1997.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CENTURY PARK PICTURES CORPORATION
                                    (Registrant)



                                    By: s/ Thomas K. Scallen
                                        ---------------------------------
                                        Thomas K. Scallen
                                        Chief Executive Officer



Dated:  June 11, 1997